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                                     EXHIBIT 10.1



March 20, 1996

Re: Development and License Agreement between Pharmacia S.p.A. and PDT, Inc.
    dated July 1st, 1995 ("License Agreement"), Device Supply Agreement between Pharmacia S.p.A. and PDT, Inc. dated July 1st, 1995 ("Device Supply Agreement") and Product Supply Agreement between Pharmacia S.p.A. and PDT, Inc. dated July 1st, 1995 ("Product Supply Agreement")

Pharmacia S.p.A. and PDT, Inc. agree to amend the License Agreement, the Device Supply Agreement, and the Product Supply Agreement ("Amendment") according to the following terms and conditions:

Section 1.34 of the License Agreement shall be deleted and replaced by:

    "1.34     UNIT.  The term "Unit" as used herein shall mean *****."

Section 1.35 of the License Agreement shall be deleted and replaced by:

    "1.35     SCHEDULES.  The Schedules which are attached to this Agreement and which are herein incorporated, are as follows:

    SCHEDULE       DESCRIPTION
    --------       -----------
    1.17           Major Indications
    1.18           Minor Indications
    3.04           Key Countries"

Section 4.01 of the License Agreement shall be deleted and replaced by:

    4.01 STRATEGIC PLAN. Unless otherwise agreed to by the parties, within thirty (30) days after the Effective Date, the parties shall mutually develop a written plan which outlines the collaborative regulatory and clinical development activities necessary to secure NDA's to market Product, including access to applicable Light Devices in the Territory, as well as the commercial development activities necessary to optimize sales of Product in the Territory. This plan shall be called the "Strategic Plan". The purpose of the Strategic Plan is to provide the framework and to define the process by which the parties shall carry out the terms and conditions set forth in the Agreement. The Strategic Plan shall

    ***** Confidential Treatment Requested

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    include, but not be limited to, the indications to be developed within the
    Fields, the order of priority for such development, the time frame contemplated for such development and the approximate costs for such development as well as the marketing activities necessary to optimize sales of Product in the Fields. The parties contemplate that the Strategic Plan shall be reviewed at least annually and shall be amended from time to time as circumstances warrant. Any amendment to the Strategic Plan shall be in writing."

Section 7.03 of the License Agreement shall be deleted and replaced by:

    "7.03     *****"

Section 9.01 of the License Agreement shall be deleted and replaced by:

    "9.01     PUBLICATION.  At least thirty (30) days prior to the time either party submits any data or articles related to Product or Technology for publication or presentation, the proposed publication or presentation must be sent to the Operating Committee for review and clearance. If the Operating Committee so decides, such publication or presentation can be delayed as long as necessary to preserve US or foreign patent or other property rights."

Schedule 4.01 - Strategic Plan - of the License Agreement shall be deleted.

Schedule 4.01 - Transfer Price - of the Device Supply Agreement shall be deleted and replaced by:

    "TRANSFER PRICE
    With reference to Section 4.01 of the above Agreement the parties confirm their agreement as follows:

    1. LIGHT SOURCES. The transfer price from PDT to Pharmacia shall be ***** of PDT's List Price.

    2. DISPOSABLE DEVICES. The transfer price from PDT to Pharmacia shall be ***** of PDT's List Price."

    ***** Confidential Treatment Requested

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Section 3.06 of the Product Supply Agreement shall be deleted and replaced by:

         "3.06     *****"


In witness whereof, the parties have caused this Amendment to be executed as of the day and year above written.


PDT, Inc.                                   Pharmacia S.p.A.

/s/ Gary S. Kledzik, Ph.D.             /s/ Lamberto Andreotti
- --------------------------             -----------------------
President and CEO                      Managing Director



















***** Confidential Treatment Requested